SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                   FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) November 8, 2000
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                            SALES ONLINE DIRECT, INC.
               (Exact name of Registrant as specified in Charter)


        Delaware                       000-28720              73-1479833
(State or other Jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)



                     4 Brussels Street, Worcester, MA 01610
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (508) 791-6710
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                    INFORMATION TO BE INCLUDED IN THE REPORT

This Form 8-K/A amends Item 7 (a) and (b) of the Form 8-K filed by Sales Online Direct, Inc. on November 22, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements of Business Acquired. Because the Registrant did not acquire a business but only assets that did not generate any significant revenues for CSEI and Discribe, financial statements of CSEI and Discribe are not required to be filed.

          (b) Pro Forma Financial Information. Because the Registrant did not acquire a business but only assets that did not generate any significant revenues of CSEI and Discribe, pro forma financial information is not required to be filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SALES ONLINE DIRECT, INC.



Date: January 10, 2001                    By: /s/Gregory Rotman
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                                              Gregory Rotman,
                                              Chief Executive Officer
                                              and President